Exhibit 4.3

NUMBER UCI

THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ, NEW YORK, NY

AND PITTSBURGH, PA

UCI International, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SHARES SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 902660 10 1

This Certifies that

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

UCI International, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

PRESIDENT AND CHIEF EXECUTIVE OFFICER

UCI International, Inc.

CORPORATE SEAL

2006

DELAWARE

VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

COUNTERSIGNED AND REGISTERED:

MELLON INVESTOR SERVICES LLC

TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY 1950

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common UNIF GIFT MIN ACT– Custodian

TEN ENT – as tenants by the entireties (Cust) (Minor)

JT TEN – as joint tenants with right under Uniform Gifts to Minors of survivorship and not as Act tenants in common

(State)

Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN

EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.